UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

Summus, Inc.  (USA)
 (Exact name of registrant as specified in its charter)

Florida	0-26925	65-0185306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Hannover Square Suite 600 434 Fayetteville Street Mall Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 5.     Other Events.

SUMMUS ADVISES OF KEY DEVELOPMENTS IN 2002;
WITHDRAWS GUIDANCE OF MAY 2002 AS TO ANTICIPATED
RESULTS OF OPERATIONS

Summus, Inc. (USA) (OTCBB: SUMU), a leading provider of solutions that change the way information is communicated and processed through mobile devices and networks, today provided an overview of key business developments in the first three quarters of 2002.  In addition, the Company advised that its guidance, provided in May 2002 as to its anticipated results of operations for the second half of 2002 and 2003, should not be relied upon.

KEY BUSINESS DEVELOPMENTS

Strategy Overview

Summus is developing mobile solutions that will enable end-users to have an entirely new mobile environment, one that frees an individual from location and time dependence and opens new possibilities as to how mobile devices are used.   Focused on the end-user experience, Summus helps application developers, device manufacturers, wireless infrastructure providers, and content providers bring consumers a reliable, high quality multimedia experience on their mobile devices via its BlueFuel™ platform.

Summus’ strategy is to begin development of its own BlueFuel applications. Concurrent with the application development, Summus plans to create demand and implement infrastructure systems and products to support device manufacturers, wireless carriers and emerging standards.  As these systems and products propagate, Summus’ strategy of third-party application development using its BlueFuel platform will expand the portfolio of end-user services accessed via mobile devices.

The market opportunity to provide solutions for the mobile and wireless markets is growing rapidly.  According to IDC, worldwide sales of imaging-enabled wireless devices, including camera phones, are expected to reach 151 million units by 2006.  Worldwide sales of imaging-enabled, hand-held computers are predicted to grow from 617,500 in 2002 to 11.1 million in 2006.  Market information from In-Stat/MDR predicts that the number of wireless internet subscribers worldwide will increase from 74 million people at the end of 2001 to more than 320 million people by the end of 2006.

A new opportunity has arisen in the evolving wireless and mobile markets through Mobile Virtual Network Operators (“MVNO’s”), which have introduced services to complement those offered by wireless carriers.  These services entail the distribution to end-users of wireless handsets that are sold with a certain number of airtime minutes per month and come prepackaged with a bundle of wireless applications for which the end-user pays a fixed monthly fee.  In addition to the bundled wireless applications, the end-user will be able to purchase additional wireless applications on a premium basis. We believe that the MVNO services represent an excellent early stage market opportunity for Summus to provide a complete solution to the end-user, which fully leverages Summus’ BlueFuel platform and exego ™ .  It allows Summus to demonstrate the benefits of a seamless personal network of resources and a new type of end-user experience provided by BlueFuel.

As part of our strategy in engaging and enabling MVNO’s, Summus has recently signed an agreement with Single Touch Interactive to supply to its targeted subscriber base a suite of bundled mobile applications as well as premium service applications based on Summus’ BlueFuel architecture.   In this particular case, Summus will receive a monthly fee for each handset sold by Single Touch Interactive, with a guaranteed minimum of 60,000 users by the end of the first contract year. Summus shall also receive a share of any additional revenue generated by

Single Touch users through their purchase of premium wireless applications that are not part of the bundled applications that come with each phone. Summus is also pursuing business relationships with additional MVNO’s.

Applications Development

Summus continues to position itself as a supplier of solutions that can run on multiple wireless platforms supporting the mobile and wireless marketplace.  Summus has developed wireless applications utilizing BlueFuel, Summus’ Superfast, Superthin™ platform designed for efficient and easy interaction with information in the mobile environment.  BlueFuel can be built on top of the BREW™, Java™ 2 Micro Edition (J2ME™), Symbian OS, PocketPC, Palm™ OS and Wireless Application Protocol (WAP) wireless operating systems or platforms.  Applications currently available include:

  exego: exego was launched by Verizon Wireless on a national basis in June 2002 and enables users to: (1) view and share digital photos on wireless phones; (2) store, move, send and share documents, spreadsheets, presentations or any other type of file using wireless phones; and (3) send and receive email and instant messages.  exego is generally available to wireless carriers utilizing the  BREW, J2ME, Symbian OS, PalmOS and PocketPC platforms for distribution to end users.  exego is commercially available to end-users on a monthly subscription basis on the Verizon Wireless network, utilizing the BREW platform.
  ZIO Interactive’s Ultimate Golf ChallengeTM:  Ultimate Golf Challenge–   Powered by BlueFuel, launched by Verizon Wireless on a national basis in September 2002, allows users of any handicap to experience the challenges of skill and decision-making faced on a real 18-hole golf course.  This application is commercially available to end-users as a one-time purchase or on a monthly subscription basis on the Verizon Wireless network, utilizing the BREW platform.
  ZIO Interactive’s NineballTM:  Nineball– Powered by BlueFuel, launched by Verizon Wireless on a national basis in August 2002, is a fast paced billiard game that users can play against a friend or a virtual opponent on wireless phones.  This application is commercially available to end-users as a one-time purchase or on a monthly subscription basis on the Verizon Wireless network, utilizing the BREW platform.
  Snapfish Mobile: Snapfish Mobile– Powered by BlueFuel, launched by AT&T on a national basis in September 2002, is a photo-sharing application that gives users the ability to view, store, manage, and print all of their photos directly from their mobile phones.  Snapfish Mobile is generally available to wireless carriers utilizing the BREW, J2ME and WAP platforms for distribution to end-users.  It is commercially available to end-users on  a monthly subscription basis as part of AT&T Wireless’ mMode service, utilizing the WAP platform.

exego and the ZIO Interactive applications  are currently available on the Sharp Z800 and Motorola T720 handsets, and they will be available on several additional handsets before the end of 2002.  Snapfish Mobile– Powered by BlueFuel is currently available on the Sony Ericsson T68i wireless phone, and it will be available on several additional handsets before the end of

2002.  All of our commercially available applications have been well received in the marketplace, and we anticipate a growing demand once each application is available on additional handsets.

Development of Relationships with Leading Wireless Carriers

Several wireless applications developed by Summus are currently in trials being conducted by ALLTEL, U.S. Cellular and NetCom, a Scandinavian-based wireless carrier.   Summus anticipates that successful completion of the testing will lead to full-scale deployment of its BlueFuel applications with each of these carriers in 2003, though none of the carriers with whom we have agreements are contractually committed to do so.

Forging Relationships with Content Providers

Summus is actively working with ZIO Interactive, a Korean-based game developer, to develop more wireless applications that will enable the distribution of ZIO Interactive games over BREW, J2ME and other platforms. ZIO Interactive’s Nineball and Ultimate Golf Challenge are powered by BlueFuel and distributed worldwide by Summus, except for Korea and Japan, where ZIO Interactive is the sole distributor.

Summus has a contractual relationship with Snapfish, the nation’s leading online photo service, to develop Snapfish Mobile – Powered by BlueFuel, a new personal photo-sharing application.  This application which allows personal photo sharing is now available to wireless subscribers of AT&T Wireless’ mMode service.  Summus has also made Snapfish Mobile– Powered by BlueFuel nationally available to wireless carriers that support WAP.  The BREW implementation of Snapfish Mobile has been submitted to the National Standards Test Laboratory (“NSTL”), an independent testing entity contracted by QUALCOMM, for testing on multiple handsets, including the Sharp Z800 and Motorola T720.  Summus anticipates that testing will be completed during the fourth quarter of 2002 and that Snapfish Mobile will be rolled out with multiple carriers.  Applications using WAP are subject to carrier-specific testing only.

Summus has contracted with several other content providers such as the Associated Press, FunCaster, Iteris, ServiceObjects, FreeRealTime.com, and FAST Search & Transfer to develop applications targeted to specific mobile and wireless niche markets.  Several of these applications have been submitted to NSTL for testing on multiple handsets, including the Sharp Z800 and Motorola T720.  Summus anticipates that these testing procedures will be completed during the fourth quarter of 2002. The above-mentioned partner applications will be initially rolled out on the BREW platform and will utilize the BREW business model.

BREW Business Model--Revenue Share for Summus

Carriers and application developers determine wholesale prices of applications. This amount is split between the carrier, the developer and QUALCOMM.   The “wholesale” application price does not include any additional fees levied by the carrier for airtime or a retail markup. Payment of the price is triggered by the sale of the application to the end-user. All three parties earn a share of the revenue for building valuable new services that end-users purchase and use.  In some cases, the carrier might mark up the price of an application for additional profit. In other cases, such as an advertiser-subsidized application, the carrier could offer the application for free or at a reduced price. The carrier is in control of what applications are made available, as well as the sales price, and can design an offering that bests suits the demands of its customers.  Summus and each respective partner share in the net revenue that remains after fees are paid to the carrier and

QUALCOMM. For most of the applications that Summus has developed and that are currently available, it shall receive a revenue share pursuant to the BREW business model.

Additional Business Models

In addition to the BREW business model, Summus utilizes several other conventional revenue- sharing models.  These models include, but are not limited to:

  revenue-sharing arrangements;
  fixed-cost contracts with no revenue sharing;
  revenue-sharing with minimum per user revenue thresholds; and
  licensing and revenue-sharing.

We strive to structure contracts in a manner that allows each party to capitalize on the revenue potential and share the upfront costs of development.  Larger content or related infrastructure contracts are typically a hybrid of the various models.

Adapting Applications for Multiple Handsets

One of the keys to Summus’ efforts to establish itself in the market is making its applications available on multiple handsets.  To date, several applications developed by Summus have been successfully tested on over 10 different handsets supporting the BREW, J2ME, Symbian or the WAP platforms.   The Company has submitted several new applications to NSTL for certification testing on multiple handsets.  Once this testing is complete, the new applications will be available for national deployment by wireless carriers.  We plan to continue to port our applications to new handsets.

MAY 2002 GUIDANCE ON ANTICIPATED RESULTS OF OPERATIONS NOT TO BE RELIED UPON

On May 9, 2002, the date of Summus’ launch of exego on the Verizon Wireless Network, the Company provided guidance on its anticipated results of operations for the second half of 2002 and 2003, including information as to amounts of anticipated gross revenues, net cash flow from operations and income before taxes, anticipated exego subscribers and market share.  Based on Summus’ operating results for the third quarter, which have not yet been released, the Company is not currently sanguine that the projections for 2002 will be realized.  Further, Summus is uncertain whether the projections for 2003 will be achieved.  Hence, Summus cautions investors not to rely upon the May 9, 2002 guidance.

The May 2002 guidance disclosed several key factors on which the Company’s achievement of the anticipated operating results depended, including:

  the pace of wireless carrier rollouts of BREW- and J2ME-supported devices and services;
  the duration of carriers’ testing and certification processes;
  the commitment by content providers to enter the wireless market;
  the anticipated monthly subscriber fee for exego; and
  the success of the Company’s capital-raising efforts.

Identifying these factors served to highlight the risks associated with the Company’s guidance as to anticipated operating results.

Third quarter 2002 operating results, when released, will reflect developments in the mobile and wireless sector and other Company-specific developments that have had (and are expected to continue to have) a material adverse effect on the Company’s operating results.  The industry developments, indicative of the widely-reported industry-wide malaise, include the significantly slowed pace of wireless carrier rollouts of new products and services and the delays of handset manufacturers in bringing new handset models to market.  With respect to the Company itself, the level of sales of exego to date is such that Summus has concluded that its initial volume and pricing assumptions for this application will not be supported by the market.  In addition, Summus has fallen far short of its targeted level of capital raising of $15 million, which has limited the Company’s ability to develop new applications and, in turn, generate new revenue sources.

Despite the delays and the other setbacks in executing its business plan, the Company continues to gain significant traction in this dynamic marketplace.  The evolving mobile and wireless market has opened up more robust opportunities such as photo-sharing via handsets and MVNO’s, to leverage Summus’ capabilities and generate revenue.  The Company recognizes that its ability to execute on its business plan will continue to heavily depend upon, among other things, the rollout of products and services by wireless carriers, the availability of handsets to support the delivery of these products and services, the continued development of new applications, the Company’s entering into relationships with content providers, and securing adequate funding.  In spite of these obstacles, the market is evolving along the lines consistent with Summus’ vision and capabilities to supply end-users with a high quality multimedia experience on their mobile and wireless devices.  The Company is increasingly being approached by prospective partners with new revenue opportunities for its solutions.  Management’s excitement about this growth makes it even more confident in its ability to procure new carrier and content-provider relationships, both domestically and internationally, and to develop and deliver compelling solutions on a worldwide basis.

About Summus

Summus, Inc. (USA), based in Raleigh, N.C., has developed a series of solutions to change the way information is communicated and processed through mobile and wireless networks.  Summus offers a host of products and services based on its BlueFuel platform that enable wireless users to access multimedia services faster and on a wider range of mobile devices.  exego, the first application powered by BlueFuel, gives users the ability to access, share, and transfer files and digital multimedia information of any size to and from any location in the world via their mobile phones or PDA’s.  For more information, visit www.summus.com.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not based on historical fact, but rather reflect the Company's current expectations concerning future events. By their nature, these forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be different from those projected in any forward-looking statements. The following important factors, among others, may cause actual results or developments to differ materially from those expressed or implied by the forward-looking statements: (1) a lack of sufficient financial resources to implement the Company's business plan, which has resulted in the Company's receiving a "going concern" opinion from its independent accountant with respect to its audited financial statements as of and for the period ended December 31, 2001; (2) the Company's dependence on the continued growth in demand for wireless Internet usage; (3) the rapid pace of technological developments in the wireless communications industry, particularly with respect to the availability of greater capacity or faster transmission speeds (also known as "broadband" transmission); (4) the degree of market acceptance of the Company as a viable wireless technology provider and of its wireless data services, including wireless e-mail; (5) technological competition, which creates the risk of the Company's technology being rendered obsolete or noncompetitive; (6) the lack of patent protection with respect to the Company's technology; (7) potential infringement of the patent claims of third parties; and (8) the Company's dependence on its key personnel and the risk of the loss of their services. The Company hereby disclaims any obligation to publicly update the information provided above, including forward-looking statements, to reflect subsequent events or circumstances.

BlueFuel; Superfast, Superthinand exego are trademarks of Summus, Inc. (USA).  All other trademarks and/or registered trademarks are the property of their respective owners.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 14, 2002	SUMMUS, INC. (USA) By: /s/ Robert S. Lowrey Robert S. Lowrey Chief Financial Officer